Exhibit 4.212

TRANSCANADA PIPELINES LIMITED

450 – 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Harold N. Kvisle, the Chief Executive Officer of TransCanada PipeLines Limited (the “Company”), in compliance with 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s Quarterly Report as filed on Form 6-K for the period ended December 31, 2002 with the Securities and Exchange Commission (the “Report”), that:

•                                          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s / Harold N. Kvisle
Harold N. Kvisle
Chief Executive Officer
January 28, 2003